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                                                                   EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT


           We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 15, 2000 relating to the financial statements and financial statement schedule of Avaya Inc., which appears in Avaya Inc.'s Registration Statement on Form 10 (File No. 001-15951) of Avaya Inc.


/s/ PricewaterhouseCoopers LLP
New York, New York
September 15, 2000


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